NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                       OF
                                E-VEGAS.COM, INC.
                                   (a Nevada
                                  Corporation)

Notice is hereby given that the Annual Meeting of Shareholders of E-Vegas.COM, Inc., a Nevada corporation, (the "Company") will be held Thursday July 20, 2000 at the hour of 10:00 AM at the Grand Hotel and Conference Centre, 1310 Water Street, Kelowna, B.C. V1Y9F3, to consider the following:

1. To elect five (5) directors to serve until the next Annual Meeting, or until their successors would be duly qualified
                  The following persons have been recommended:
1.       Antal Markus
2.       Allan Serwa
3.       Larry J. Olson
4.       Dean E. Fox
5.       Rafael de Noyo

2.       The amend the Articles of Incorporation changing the Company's name to:
                                                          1ST GENX.COM, INC.

3. Such other business as may properly come before the meeting or any adjournment thereof.

         There were 25,180,817 shares of common stock outstanding as of May 31, 2000 that would be eligible to vote in person or by proxy.

                                           By Order of the Board of Directors
         Dated June 15, 2000

         Enc:
         Annual Report
         Information Statement
         Proxy




                                  PROXY INFORMATION

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                E-VEGAS.COM, INC.


Time:                      10:00 AM on Thursday July 20, 2000

Place:                     Grand Hotel & Conference Centre
                           1310 Water Street
                           Kelowna, British Columbia, Canada V1Y9F3

Items of Business:         1.       To elect five directors
2. To amend the Articles of Incorporation changing the Corporate name to 1st GENX.COM, INC.
3.       To transact other business properly coming before the business.

Who can vote:              You can vote if you were a shareholder of record
                           May 31, 2000.

Annual Reports:   A copy of our 1999 Annual Report is enclosed.

Date of  Mailing:   This  notice  and  proxy   statement  are  being  mailed  to
     shareholders on or about June 15, 2000.

Voting: Each shareholder is entitled to one vote per share owned, in person or by proxy. As of May 31, 2000 there were 25,180,817 shares outstanding and eligible to vote at the meeting. A shareholder may change their vote or their proxy prior to the meeting. If the proxy is returned but does not contain voting instructions it will be voted (1) FOR the election of nominee directors hereinafter named, (2) FOR the approval of the name change. Your shares are counted as present at the meeting of you attend the meeting and vote in person or if you properly return a proxy. In order to conduct the meeting, a majority of the shares outstanding as of May 15, 2000, must be present in person or by proxy at the meeting. This is referred to as a quorum.

I.       Directors
                           This years nominees standing for election are:
                               ANTAL MARKUS, 42, Director since 1997
o        President of Fundmental Financial Corporation 1995 -1996
o        President of Merlin Corporation 1993-1995
o        Director of Betta Bunch Corporation
o        Director of Tesmark, Inc.
                               ALLEN SERWA, 45, Director since June 1, 2000
o        President of Interactive Engine, Inc.  1995 - Present
o        Vidatron Group / IBM. 1992- 1995

                               LARRY J. OLSON, 43, Director since June 1, 2000
o        President of Viacorp Technologies, Inc. 1996 - Present
o        Ministry of Regional & Economics Development 1991 - 1995
o        British Columbia Ministry  of Economic Development 1989 - 1991

                               DEAN E. FOX, 37
o        Vice President of Alphatrade.Com, Inc. 1999 - 2000
o        Computer Instructor at Road Sport Training Institute 1998 - 1999
o        Project Manager at Reiw Y2K Project, North America1996 -1998
o        Owner, Computer Experts, Vernon, B.C. 1990 - 1996

                               RAFAEL DE NOYO, 38
                        Mr. de Noyo is a programming and systems design specialist in a variety of Internet application fields.
o        Dynamix Trading, Inc., Dec. 1994 - Dec. 1998
o        Web Data, Inc., Jan. 1998 - Nov. 1998
o        Alphatrade.COM, Dec. 1998 - July 1999
o        Recanto Azul S.A., Aug. 1999 - Nov. 1999
o        Invest Ltd., Dec. 1999 - Jan. 2000
o        Mansion Milenio Segunda S.A., Feb. 2000 - June 2000

                               PROXY

         The undersigned hereby appoints Antal Markus, Corporate President as attorney-in-fact to vote my (our) proxy at the Annual Meeting of Shareholders of E-Vegas.COM, Inc., to be held July 20, 2000 at the hour of 10:00 AM PST at the Grand Hotel & Conference Centre, 1310 Water Street, Kelowna, B.C, Canada V1Y9F3, for the holders of record as of May 31, 2000.

I.       Directors

         Recommend :       A vote for the election of the following nominees:

                           For                Against               Abstain

                          ----------            ---------             -------
Antal Markus
                          ----------            ---------             -------

                          ----------            ---------             -------
Allan Serwa
                          ----------            ---------             -------

                          ----------            ---------             -------
Larry J. Olson
                          ----------            ---------             -------

                          ----------            ---------             -------
Dean E. Fox
                          ----------            ---------             -------

                          ----------            ---------             -------
Rafael de Noyo
                          ----------            ---------             -------



II.      Amendment to change the Corporate name to 1st GENX.COM, Inc.


                                For              Against               Abstain




         Please indicate your vote by firmly placing an `"X" in the appropriate numbered box above with blue or black ink only.

         Please "X" here if you plan to attend and vote your shares at the meeting.




                                            Signature(s)           Date


                                            Number of Shares